UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2025

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2025, Artelo Biosciences, Inc. (the “Company”) entered into a cooperation letter agreement (the “Agreement”) with Daniel S. Farb and certain of his affiliates (collectively, the “Farb Parties”). Pursuant to the Agreement, Mr. Farb agreed to irrevocably withdraw his nomination of candidates for election to the Company’s board of directors (the “Board”) at the 2025 annual meeting of stockholders. Additionally, the Farb Parties agreed to certain standstill restrictions and voting commitments during the Restricted Period (as defined in the Agreement), including, among other things, (i) an obligation to vote shares of the Company’s common stock beneficially owned by the Farb Parties, and that the Farb Parties have the right to vote, subject to certain limited exceptions, in favor of the election of each person nominated by the Board for election as a director, against any proposals to remove any member of the Board, and in accordance with the recommendation of the Board on all other proposals or business, and (ii) a restriction on the ability of the Farb Parties to acquire beneficial ownership of more than 8.0% of the then-outstanding shares of the Company’s common stock. The Company and the Farb Parties also made certain customary representations, agreed to certain mutual non-disparagement obligations that remain in effect during the Restricted Period, and agreed to a general mutual release of claims with respect to one another for any matter arising on or prior to the date of the Agreement.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Cooperation Letter Agreement dated October 15, 2025, among the Company and the Farb Parties

104	Cover Page Interactive Data File, formatted in inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

Date: October 17, 2025	/s/ Gregory D. Gorgas
Gregory D. Gorgas President & Chief Executive Officer

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